UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 24, 2024

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 High Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376

265 Franklin Street			02110
Boston	,	MA
(Former Address of Principal Executive Offices)			(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On April 25, 2024, Eastern Bankshares, Inc., a Massachusetts corporation (the “Company”) and the stock holding company for Eastern Bank, issued a press release in which it announced its earnings for the quarter ended March 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

James B. Fitzgerald, the Company’s principal financial officer, notified the Company’s Chief Executive Officer and the Audit Committee of its Board of Directors on April 24, 2024 that he would be retiring from his roles as Chief Financial Officer, Chief Administrative Officer and Treasurer of the Company and as Chief Financial Officer, Chief Administrative Officer and Vice Chair of Eastern Bank once his successor is identified and appointed Chief Financial Officer and begins employment with Eastern. The Company is engaged in a search for a replacement. Mr. Fitzgerald is expected to remain in his current role until his successor is named and to remain with the Company in an advisory role for an interim period thereafter to assist with a smooth transition.

Item 7.01    Regulation FD Disclosure.

On April 25, 2024, the Company issued a press release announcing the Company's earnings for the quarter ended March 31, 2024 and Mr. Fitzgerald’s retirement. In addition, the press release announced the approval by its Board of Directors of a regular quarterly cash dividend of $0.11 per share payable on June 14, 2024 to shareholders of record on June 3, 2024.
The full text of the related press release, which appears in Exhibit 99.1 hereto, is incorporated herein by reference.

In connection with issuing such press release, the Company posted an investor presentation in the “Presentations” section of the Company’s investor relations website at investor.easternbank.com on April 25, 2024.

See Item 2.02. The information contained in this Item 7.01 and Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description

99.1	Press release dated April 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: April 25, 2024	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer